Exhibit 99.1

Goodness Growth Holdings Announces Departure of Chief Financial Officer

MINNEAPOLIS – September 26, 2023 – Goodness Growth Holdings, Inc. ("Goodness Growth" or the "Company") (CSE: GDNS; OTCQX: GDNSF), today announced that the Company’s Chief Financial Officer, John Heller, will depart the Company effective September 30 to accept a new external opportunity. Interim Chief Executive Officer Josh Rosen will assume the additional role of Interim Chief Financial Officer.

Executive Chairman Dr. Kyle Kingsley commented, “We are sad to see John leave, but are grateful for his leadership and the contributions he made during his three-year tenure. John has helped us establish an excellent finance and accounting team which maintains exemplary financial controls and reporting practices. On behalf of our entire board and leadership team, we thank John and wish him well in his future endeavors.”

Interim Chief Executive Officer Josh Rosen said, “The strength of the team John has established, combined with our increasingly less complex organization give us confidence that we can fulfill our CFO responsibilities with existing internal resources. We’re excited to see some of the talent that John helped develop take on greater responsibility including Joe Duxbury, Aaron Garrido, and Brandon Van Asten, who have been instrumental in supporting our push toward more decentralized operations.”

Mr. Heller commented, “It has been a privilege to serve as CFO at Goodness Growth. I have enjoyed the opportunity to work with great teammates through what’s been a turbulent time in the industry. I’m proud of the finance and accounting team we’ve developed and believe I am leaving the Company in very capable hands.”

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc. is a cannabis company whose mission is to provide safe access, quality products and value to its customers while supporting its local communities through active participation and restorative justice programs. The Company is evolving with the industry and is in the midst of a transformation to being significantly more customer-centric across its operations, which include cultivation, manufacturing, wholesale and retail business lines. Today, the Company is licensed to grow, process, and/or distribute cannabis in four markets and operates 14 dispensaries in three states. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

Contact Information

Investor Inquiries:

Sam Gibbons

Chief of Staff, VP Investor Relations

samgibbons@goodnessgrowth.com

(612) 314-8995

Media Inquiries:

Amanda Hutcheson

Senior Manager, Communications

amandahutcheson@goodnessgrowth.com

(919) 815-1476

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, risks related to the timing of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics, federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity risks and other risk factors set out in the Company’s Annual Report for the year ended December 31, 2022, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, the Company undertakes no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.